Dreyfus
 High Yield Shares




ANNUAL REPORT October 31, 2002




[PAGE]

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



[PAGE]

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Board Members Information

                            22   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                                        Dreyfus
                                                              High Yield Shares

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus High Yield Shares, covering the period from its inception on June 10, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of high-quality bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt securities that are more credit-sensitive, such as lower-rated corporate bonds.

Will bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002





[PAGE]

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Shares perform compared to its benchmark?

From its inception on June 10, 2002 through the end of its annual reporting period on October 31, 2002, the fund achieved a total return of -4.73% and distributed income dividends totaling $0.305 per share.(1) The fund's benchmark, the Merrill Lynch High Yield Master II Index, achieved a total return of -10.53% for the same period.(2)

Although the high yield bond market generally declined in a lackluster economic environment, we believe that the time from inception through the end of the fund' s annual reporting period is too short to judge accurately the performance of any long-term investment, including the fund.

What is the fund's investment approach?

The fund seeks maximum total return, consistent with the preservation of capital and prudent investment management, by investing in high yield bonds, commonly known as "junk bonds." To pursue its goal, the fund invests at least 80% of its assets in high yield securities issued by U.S. and foreign entities. These may include corporate debt securities, including convertible securities and corporate commercial paper; structured notes, including high-grade or "indexed" securities, catastrophe bonds and loan participations; zero-coupon securities; and debt securities issued by state or local governments and their agencies, authorities and other instrumentalities.

When choosing securities, we seek to capture the higher yields offered by high yield bonds. Our investment process is based on security-specific credit research to seek out companies with improving business fundamentals. We look at a variety of factors, including the company's financial strength, the state of the industry or sector, the company's management and whether there is sufficient equity value in the company.

                                                                        The Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Since its inception, the fund has been influenced by a weak economy and negative investor sentiment toward corporate securities carrying significant levels of credit risk, including stocks and high yield bonds. In addition to widespread economic concerns, investors have been worried about the potential adverse effects of accounting irregularities and other corporate scandals, as well as heightened international tensions related to the war on terrorism and possible military action in Iraq. These factors have driven high yield bond prices sharply lower. In fact, July 2002 was one of the worst months in the history of the high yield bond market.

High yield bonds have also been hurt by a scarcity of new capital. Banks, venture capitalists and other investors have largely been unwilling to finance unproven companies, many of which had previously relied on the high yield bond market to fund the growth of their businesses. As a result, a number of capital-starved companies have declared bankruptcy and defaulted on their debt payments. This "credit crunch" has become especially severe among telecommunications companies, which traditionally have comprised one of the largest sectors of the high yield market.

In this challenging environment, we have put cash to work by investing primarily in a "basket" of securities designed to mirror the performance of the fund's benchmark. While the benchmark represents a diverse array of market sectors and industries, telecommunications companies tend to be underrepresented. To complement this basket of securities, we have established relatively small positions in individual bonds, primarily from industrial companies. When constructing the fund' s portfolio, we have attempted to achieve an average credit rating in the single-B+ range.

In addition to high yield bonds, we have invested a portion of the fund's assets in U.S. government securities, including U.S. Treasuries and mortgage-backed securities from government agencies, such as FNMA

[PAGE]


("Fannie Mae"). Typically, these high-grade securities have five-year maturities and are highly liquid, enabling us to sell them quickly and easily if and when we find more compelling opportunities.



What is the fund's current strategy?

We believe that many high yield bonds have been punished too severely by risk-averse investors, and they currently represent some of the most attractive values in the bond market. However, we also believe that managing credit risk remains key in this challenging economic and market environment. Accordingly, we intend to continue to invest cautiously in a way that seeks to mirror the performance of the fund's benchmark. This strategy is designed to provide ample diversification among issuers until market conditions improve.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                                        The Fund

October 31, 2002


STATEMENT OF INVESTMENTS


                                                                                              Principal
BONDS AND NOTES--96.8%                                                                        Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.1%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                          75,000                    50,625

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                   75,000                    49,125

                                                                                                                           99,750

AUTO, TRUCKS & PARTS--2.7%

Advanced Accessory Systems/Capital,

   Sr. Sub. Notes, Ser. B, 9.75%, 2007                                                           50,000                    44,750

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                             50,000                    39,250

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                       50,000                    46,500

                                                                                                                          130,500

AUTOMOTIVE--1.0%

United Rentals,

   Gtd. Sr. Notes, Ser. B, 10.75%, 2008                                                          50,000                    46,750

BROADCASTING & MEDIA--1.1%

Paxson Communications,

   Sr. Sub. Notes, 10.75%, 2008                                                                  50,000                    41,750

XM Satellite Radio,

   Sr. Secured Notes, 14%, 2010                                                                  25,000                    10,250

                                                                                                                           52,000

BUILDING & CONSTRUCTION--.7%

National Equipment Services,

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                             50,000                    24,250

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                                 13,000                    11,733

                                                                                                                           35,983

CABLE & MEDIA--7.2%

CSC Holdings,

   Sr. Sub. Deb., 9.875%, 2023                                                                   75,000                    52,875

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                            25,000  (a)                6,125

   Sr. Notes, 10.75%, 2009                                                                      213,000                    95,317

Echostar DBS,

   Sr. Notes, 9.25%, 2006                                                                        50,000                    50,250

NTL,

   Sr. Deb., 11.2%, 2007                                                                         90,000                    63,450




6

                                                                                               Principal
-BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA (CONTINUED)

Turner Broadcasting,

   Sr. Notes, 7.4%, 2004                                                                         56,000                    56,669

Young Broadcasting,

   Sr. Sub. Notes, 10%, 2011                                                                     20,000                    18,500

                                                                                                                          343,186

CHEMICALS--6.3%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                     53,000                    44,785

Buckeye Technologies,

   Sr. Sub. Notes, 8.5%, 2005                                                                    50,000                    41,250

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                123,000                    96,555

Lyondell Chemical,

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                                  95,000                    90,963

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                   59,000                    25,075

                                                                                                                          298,628

ELECTRIC UTILITIES--1.2%

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                   125,000                    41,250

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                         50,000  (b)               14,250

                                                                                                                           55,500

ELECTRICAL & ELECTRONICS--.8%

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                       85,000                    40,375

ENERGY--1.0%

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                       35,000                    28,381

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                     22,000                    16,995

                                                                                                                           45,376

ENVIRONMENTAL--1.3%

Allied Waste N.A.,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                             63,000                    60,795

FINANCIAL--2.3%

Tyco International Group,

   Gtd. Notes, 6.375%, 2005                                                                      71,000                    64,655

                                                                                                         The Fund  7



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Williams Scotsman,

   Sr. Notes, 9.875%, 2007                                                                       53,000                    42,930

                                                                                                                          107,585

FOOD-PROCESSING--.8%

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                        72,000                    39,960

FORESTRY & PAPER--.3%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                           15,000                    15,675

GAMING & LODGING--2.5%

Mandalay Resort Group,

   Sr. Sub. Notes, Ser. B, 10.25%, 2007                                                          50,000                    53,875

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                   50,000                    44,000

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                    21,000                    19,845

                                                                                                                          117,720

HEALTH SERVICES--.9%

Healthsouth,

   Sr. Notes, 7%, 2008                                                                           60,000                    44,400

HOTELS--1.9%

Host Marriott,

   Sr. Notes, Ser. I, 9.5%, 2007                                                                 50,000                    50,250

John Q Hamons Hotels/Finance,

   First Mortgage, Ser. B, 8.875%, 2012                                                          25,000                    24,188

Riviera Holdings,

   Gtd. Sr. Secured Notes, 11%, 2010                                                             15,000  (b)               13,762

                                                                                                                           88,200

LEISURE TIME--.9%

Six Flags,

   Sr. Notes, 8.875%, 2010                                                                       50,000                    44,000

MACHINERY--.8%

Columbus McKinnon,

   Sr. Sub. Notes, 8.5%, 2008                                                                    50,000                    36,250

OIL & GAS--4.1%

Coastal:

   Notes, 7.625%, 2008                                                                           22,000                    15,971

   Notes, 7.75%, 2010                                                                             2,000                     1,462

   Sr. Deb., 6.5%, 2008                                                                          13,000                     9,242


8


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                     50,000  (c)               20,250

Hanover Equipment Trust 2001 B,

   Sr. Secured Notes, 8.75%, 2011                                                                20,000  (b)               18,900

Tesoro Petroleum,

   Sr. Sub. Notes, Ser. B, 9.625%, 2008                                                          64,000                    36,160

Vintage Petroleum,

   Sr. Sub Notes, 7.875%, 2011                                                                  100,000                    95,000

                                                                                                                          196,985

PACKAGING--1.0%

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                          51,000                    46,155

STRUCTURED INDEX--48.2%

JPMorgan HYDI-BB Trust,

   Linked Ctf. of Deposit, 7.55%, 2007                                                          500,000  (b,d)            488,125

JPMorgan HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                        1,940,000  (b,d)          1,804,200

                                                                                                                        2,292,325

TECHNOLOGY--.4%

Amkor Technology,

   Sr. Notes, 9.25%, 2008                                                                        25,000                    20,750

TELECOMMUNICATIONS--5.2%

AT&T Wireless Services,

   Sr. Notes, 7.875%, 2011                                                                       20,000                    17,430

American Tower,

   Sr. Notes, 9.375%, 2009                                                                       50,000                    29,250

Crown Castle International,

   Sr. Notes, 10.75%, 2011                                                                       25,000                    19,375

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                          25,000                     8,125

Nextel Communications,

   Sr. Serial Redeemable Notes,
   9.375%, 2009                                                                                  60,000                    51,750

Qwest Capital Funding,

   Notes, 7.9%, 2010                                                                            150,000                    84,750

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                       25,000                    11,625

Williams Cos.,

   Notes, 7.125%, 2011                                                                            8,000                     4,758

                                                                                                                The Fund  9



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
-BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

WorldCom,

   Sr. Notes, 7.75%, 2007                                                                       125,000  (c)               22,189

                                                                                                                          249,252

TEXTILES & APPAREL--1.0%

Levi Strauss & Co.,

   Sr. Notes, 11.625%, 2008                                                                      50,000                    49,250

TRANSPORTATION--1.1%

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                        50,000                    51,750

TOTAL BONDS AND NOTES

   (cost $5,045,040)                                                                                                    4,609,100

SHORT-TERM INVESTMENTS--.4%
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.63%, 11/21/2002

   (cost $19,983)                                                                                20,000  (e)               19,984
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,065,023)                                                                97.2%                4,629,084

CASH AND RECEIVABLES (NET)                                                                          2.8%                  131,551

NET ASSETS                                                                                        100.0%                4,760,635

(A)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $2,339,237 OR 49.1% OF NET ASSETS.

(C)  NON-INCOME PRODUCING-SECURITY IN DEFAULT.

(D)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(E)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


10


STATEMENT OF FINANCIAL FUTURES

October 31, 2002

                                                                     Market Value                                      Unrealized
                                                                         Covered                                    (Depreciation)
                                                Contracts        by Contracts ($)             Expiration         at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                             2                229,437           December 2002                   (1,022)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  11




STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,065,023    4,629,084

Receivable for investment securities sold                                14,015

Interest receivable                                                     187,763

                                                                      4,830,862
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                          54,926

Payable for investment securities purchased                              14,279

Payable for futures variation margin--Note 3                              1,022

                                                                         70,227
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,760,635
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,123,315

Accumulated undistributed investment income--net                         47,182

Accumulated net realized gain (loss) on investments                      27,099

Accumulated net unrealized appreciation (depreciation)

  on investments [including ($1,022) net unrealized

  (depreciation) on financial futures]                                 (436,961)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,760,635
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                      410,329

NET ASSET VALUE, offering and redemption price per share ($)              11.60

SEE NOTES TO FINANCIAL STATEMENTS.


12


STATEMENT OF OPERATIONS

From June 6, 2002 (commencement of operations) to October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               169,181

Cash dividends                                                              10

TOTAL INVESTMENT INCOME                                                169,191
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 38,839

Net realized gain (loss) on financial futures                          (10,433)

NET REALIZED GAIN (LOSS)                                                28,406

Net unrealized appreciation (depreciation) on investments

  [including ($1,022) net unrealized (depreciation) on financial
futures]                                                              (436,961)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (408,555)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (239,364)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  13




STATEMENT OF CHANGES IN NET ASSETS

From June 6, 2002 (commencement of operations) to October 31, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Total investment income                                                169,191

Net realized gain (loss) on investments                                 28,406

Net unrealized appreciation (depreciation) on investments             (436,961)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       (239,364)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                (123,089)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        4,949,999

Dividends reinvested                                                   123,089

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS    5,073,088

TOTAL INCREASE (DECREASE) IN NET ASSETS                              4,710,635
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                     50,000

END OF PERIOD                                                        4,760,635

Undistributed investment income--net                                    47,182
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            396,000

Shares issued for dividends reinvested                                  10,329

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          406,329

SEE NOTES TO FINANCIAL STATEMENTS.


14


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period from June 6, 2002 (commencement of operations) to October 31, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during the period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                              12.50

Investment Operations:

Investment income                                                   .49(a)

Net realized and unrealized gain (loss) on investments            (1.08)

Total from Investment Operations                                   (.59)

Distributions:

Dividends from investment income                                   (.31)

Net asset value, end of period                                    11.60
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  (4.73)(b,c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of investment income to average net assets                   3.50(b)

Portfolio Turnover Rate                                          198.61(b
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             4,761

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C) EXCLUSIVE OF WRAP FEE CHARGES. IN ADDITION, ALL FUND LEVEL EXPENSES ARE BORNE BY THE DISTRIBUTOR.

(D) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 10, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  15




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Fixed Income Securities (the "Company") had no operations until June 6, 2002 (commencement of operations) other than matters relating to its organization and registration as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), and the Securities Act of 1933 and the sale and issuance of 4,000 shares of Beneficial Interest (" Initial Shares") of Dreyfus High Yield Shares (the "fund") to MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation. The Company operates as a series company currently offering two series. The fund's investment objective is to provide investors with maximum total return consistent with the preservation of capital and prudent investment management. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), is the distributor of the fund's shares.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of the fund may be purchased only through "wrap fee"
programs   sponsored  by  investment  advisers  or  broker/dealers  ("financial
representatives"). Typically,   participants   in   these   programs   pay  an
all-inclusive "wrap" fee to their financial representive. There are no fees or expenses charged directly to the fund. The Distributor pays all fund expenses. The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments


16

for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

                                                                    The Fund  17



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On October 31, 2002, the Board of Trustees declared a cash dividend of $.113 per share from undistributed investment income-net, payable on November 1, 2002 (ex-dividend date) , to shareholders of record as of the close of business on October 31, 2002.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $74,435 and unrealized depreciation $436,889.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2002 was as follows: ordinary income $123,089.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,080, decreased accumulated net realized gain (loss) on investments by $1,307 and increased paid-in capital by $227. Net assets were not affected by this reclassification.

NOTE 2--Other Transactions With Affiliates:

Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $10 in income from these investments, which is included as dividend income in the fund's Statement of Operations.


18


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the
period   ended  October  31,  2002,  amounted  to  $9,834,317  and  $4,850,155, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

At October 31, 2002, the cost of investments for federal income tax purposes was $5,065,973; accordingly, accumulated net unrealized depreciation on investments was $436,889, consisting of $70,588 gross unrealized appreciation and $507,477 gross unrealized depreciation.

                                                                    The Fund  19




REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus High Yield Shares

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus High Yield Shares (one of the series comprising Dreyfus Fixed Income Securities), as of October 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from June 6, 2002 (commencement of operations) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Shares at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 6, 2002 to October 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young LLP

New York, New York
December 13, 2002




20



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (69)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999 - September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Lucy Wilson Benson (75)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps, Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                                    The Fund  21



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MAY 2002.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MAY 2002.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MAY 2002.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MAY 2002.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE  MAY 2002.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MAY 2002.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE MAY 2002.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


22


NOTES




                For More Information

                        Dreyfus
                        High Yield Shares
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your Dreyfus Service
Corporation representative or
1-877-460-5620

BY MAIL  Write to:
Dreyfus Separate Accounts
Dreyfus Service Corporation
200 Park Avenue
10th floor
New York, NY 10166



(c) 2002 Dreyfus Service Corporation                                  753AR1002

================================================================================



Dreyfus
Mortgage Shares



ANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Board Members Information

                            19   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                                        Dreyfus
                                                                Mortgage Shares

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Mortgage Shares, covering the period from its inception on June 10, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of high-quality bonds that are more interest-rate sensitive, such as U.S. government securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt securities that are more credit-sensitive, such as lower-rated corporate bonds.

Will bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Mortgage Shares perform relative to its benchmark?

From its inception on June 10, 2002 through the end of its annual reporting period on October 31, 2002, the fund achieved a total return of 3.92% and distributed aggregate income dividends totaling $0.099 per share.(1) The fund's benchmark, the Lehman Brothers Fixed Rate Mortgage Backed Securities Index, achieved a total return of 3.93% for the same period.(2)

Mortgage-backed securities generally benefited during the reporting period from low interest rates, a weak economy and a "flight to quality" among investors seeking a more stable alternative to the stock market. However, we believe that the time from inception through the end of the fund's annual reporting period is too short to judge accurately the performance of any long-term investment, including the fund.

What is the fund's investment approach?

The fund invests at least 80% of its assets in mortgage-related securities from private and government-related issuers. The remainder may be allocated to other fixed-income securities, including asset-backed securities, U.S. Treasuries and repurchase agreements. The fund's goal is to provide as high a level of current income as is consistent with the preservation of capital.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, as a sharp increase or decrease in this trend would adversely affect returns provided by the fund' s mortgage-backed holdings.

* OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities with other securities, such as U.S. Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

* CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 30- and 15-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs").

* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

When the fund began operations in June 2002, it was already becoming apparent that the economic recovery that began earlier in the year was weaker than most investors had expected. As a result, investors who had believed that the Federal Reserve Board (the "Fed" ) would raise short-term interest rates during the summer began to push back their expectations of the timing of eventual rate hikes. By October, as evidence of persistent economic weakness mounted, most investors expected the Fed's next move to be toward lower interest rates, not higher ones. In fact, just a few days after the end of the reporting period the Fed cut short-term interest rates by 0.50 percentage points.

The uncertainty caused by the flagging economy and changing interest-rate expectations was intensified by other factors, including the possibility of war with Iraq, spreading corporate accounting scandals and a declining stock market. As a result, many shell-shocked equity investors turned to the relatively safe haven of U.S. government securities. Similarly, with yields of U.S. Treasury securities near historical lows, many fixed-income investors turned to higher yielding U.S. government securities from agencies such as GNMA ("Ginnie Mae"), FNMA ("Fannie Mae") and FHLMC ("Freddie Mac"). In this environment, U.S. government securities ranked among the reporting period's top performers in the U.S. fixed-income marketplace.


The fund received particularly strong returns from Fannie Mae securities, which comprised nearly 53% of the fund's total net assets as of October 31. The fund also benefited from its holdings of commercial mortgage-backed securities and, to a lesser extent, asset-backed securities, which were also subject to rising investor demand because of their attractive yields and solid credit quality.

What is the fund's current strategy?

With short-term interest rates at 40-year lows, we recently adopted a relatively defensive posture, reducing the fund's holdings of commercial mortgage-backed securities and asset-backed securities. We generally redeployed those assets to agency mortgage-related securities. We are focusing primarily on securities that we believe will hold their values in case lower interest rates cause a resurgence of mortgage refinancing activity. In addition, we have maintained a relatively long average duration -- a measure of sensitivity to changing interest rates -- which is designed to maintain yields for as long as practical if interest rates continue to fall. Of course, we are prepared to change the fund's composition as economic and market conditions evolve.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND WHERE APPLICABLE CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS FIXED RATE MORTGAGE BACKED SECURITIES INDEX TRACKS THE PERFORMANCE OF THE MORTGAGE PASS-THROUGH SECURITIES OF FANNIE MAE (FNMA), FREDDIE MAC (FHLMC) AND GINNIE MAE (GNMA). THE INDEX GROUPS SECURITIES OF INDIVIDUAL POOLS OF MORTGAGE-BACKED SECURITIES INTO GENERIC AGGREGATES WITH EACH AGGREGATE REPRESENTING THE OUTSTANDING POOLS FOR A GIVEN AGENCY, PROGRAM, ISSUE YEAR AND COUPON. THE INDEX DOES NOT INCLUDE BUYDOWNS, GRADUATED EQUITY MORTGAGES, PROJECT LOANS AND CMOS. SECURITIES THAT ARE INCLUDED IN THE INDEX ARE FIXED-RATE SECURITIES WITH A WEIGHTED AVERAGE MATURITY OF AT LEAST ONE YEAR AND AT LEAST $150 MILLION PAR AMOUNT OUTSTANDING.

                                                                        The Fund

October 31, 2002

STATEMENT OF INVESTMENTS



                                                                                              Principal
BONDS AND NOTES--112.2%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS.--7.1%

Conseco Finance,

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                             150,000                  158,398

Countrywide,

   Ser. 2002-S3, Cl. A2, 3.604%, 2017                                                           125,000                  124,961

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                             156,000                  165,360

                                                                                                                         448,719

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--17.0%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                          200,013                  216,906

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                           187,986                  202,303

COMM,

   Ser. 2001-FL5A, Cl. G, 3.0423%, 2013                                                         200,000  (a,b)           199,143

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                          248,209  (a)             254,026

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A2, 6.093%, 2016                                                         200,000  (a)             209,914

                                                                                                                       1,082,292

RESIDENTIAL MORTGAGE-PASS THROUGH CTFS.--5.3%

Norwest Asset Securities:

   Ser. 1998-29, Cl. A1, 6.25%, 2028                                                            238,482                  244,354

   Ser. 1999-11, Cl. A17, 6.75%, 2029                                                            91,414                   92,384

                                                                                                                         336,738

U.S. GOVERNMENT--2.2%

U.S. Treasury Notes,

   6.5%, 2/15/2010                                                                              117,000  (c)             139,091

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--80.6%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.,

    Ser. 2420, Cl. PI, 6.5%, 11/15/2016

      (Interest Only Obligation)                                                              1,000,000  (d)              34,940

Federal National Mortgage Association:

   6%                                                                                         2,800,000  (e)           2,877,868

   6.5%, 7/1/2032                                                                             1,423,785                1,476,064

   Whole Loan,

      Ser. 2001-W2, Cl. AF3, 5.258%, 5/25/2029                                                  179,000                  185,172


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I,

   6.5%                                                                                         230,000  (e)             239,055

Government National Mortgage Association II,

   4.5%, 8/20/2032                                                                              298,378  (b)             305,491

                                                                                                                       5,118,590

TOTAL BONDS AND NOTES

   (cost $7,138,297)                                                                                                   7,125,430

OTHER INVESTMENTS--23.6%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

   Dreyfus Institutional Cash Advantage Fund                                                    500,000  (f)             500,000

   Dreyfus Institutional Cash Advantage Plus Fund                                               500,000  (f)             500,000

   Dreyfus Institutional Preferred Plus Money Market Fund                                       500,000  (f)             500,000

TOTAL OTHER INVESTMENTS

   (cost $1,500,000)                                                                                                   1,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $8,638,297)                                                              135.8%                8,625,430

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (35.8%)              (2,273,698)

NET ASSETS                                                                                       100.0%                6,351,732

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2002, THESE SECURITIES AMOUNTED TO $663,083 OR 10.4% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITIONS.

(D)  NOTIONAL FACE AMOUNT SHOWN.

(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(F)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 2.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2002

                                                                 Market Value                                          Unrealized
                                                                   Covered by                                       (Depreciation)
                                            Contracts            Contracts ($)                 Expiration        at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                          2                 227,469               December 2002                  (1,406)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  8,638,297    8,625,430

Receivable for investment securities sold                             3,518,888

Receivable for shares of Beneficial Interest subscribed                 190,000

Interest receivable                                                      31,044

Other assets                                                              2,571

                                                                     12,367,933
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                       1,246,303

Payable for investment securities purchased                           4,769,367

Payable for futures variation margin--Note 3                                531

                                                                      6,016,201
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,351,732
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       6,192,097

Accumulated undistributed investment income--net                         17,948

Accumulated net realized gain (loss) on investments                     155,960

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($1,406) net unrealized
  (depreciation) on financial futures]                                  (14,273)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,351,732
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                         493,291

NET ASSET VALUE, offering and redemption price per share ($)              12.88

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

From June 6, 2002 (commencement of operations) to October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                                57,540

Cash dividends                                                           2,510

TOTAL INVESTMENT INCOME                                                 60,050
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                152,516

Net realized gain (loss) on financial futures                            6,155

NET REALIZED GAIN (LOSS)                                               158,671

Net unrealized appreciation (depreciation) on investments
  [including ($1,406) net unrealized (depreciation) on financial
futures]                                                               (14,273)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 144,398

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   204,448

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

From June 6, 2002 (commencement of operations) to October 31, 2002

-------------------------------------------------------------------------------

OPERATIONS ($):

Total investment income                                                 60,050

Net realized gain (loss) on investments                                158,671

Net unrealized appreciation (depreciation) on investments              (14,273)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                            204,448
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                 (44,813)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        6,100,828

Dividends reinvested                                                    41,633

Cost of shares redeemed                                                   (364)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                   6,142,097

TOTAL INCREASE (DECREASE) IN NET ASSETS                              6,301,732
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                     50,000

END OF PERIOD                                                        6,351,732

Undistributed investment income--net                                    17,948
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            486,057

Shares issued for dividends reinvested                                   3,263

Shares redeemed                                                            (29)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          489,291

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period from June 6, 2002 (commencement of operations) to October 31, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during the period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.50

Investment Operations:

Investment income                                                     .13(a)

Net realized and unrealized
  gain (loss) on investments                                          .35

Total from Investment Operations                                      .48

Distributions:

Dividends from investment income                                     (.10)

Net asset value, end of period                                      12.88
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     3.92(b,c,d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of investment income
  to average net assets                                              1.07(b)

Portfolio Turnover Rate                                            423.74(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               6,352

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C) EXCLUSIVE OF WRAP FEE CHARGES. IN ADDITION, ALL FUND LEVEL EXPENSES ARE BORNE BY THE DISTRIBUTOR.

(D) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 10, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Fixed Income Securities (the "Company") had no operations until June 6, 2002 (commencement of operations) other than matters relating to its organization and registration as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), and the Securities Act of 1933 and the sale and issuance of 4,000 shares of Beneficial Interest (" Initial Shares" ) of Dreyfus Mortgage Shares (the "fund") to MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation. The Company operates as a series company currently offering two series. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), is the distributor of the fund's shares

The Company accounts separately for the assets, liabilities and operations of each series. Shares of the fund may be purchased only through "wrap fee" programs sponsored by investment advisers or broker/dealers (" financial representatives" ). Typically, participants in these programs pay an all-inclusive "wrap" fee to their financial representive. There are no fees or expenses charged directly to the fund. The Distributor pays all fund expenses. The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

On October 31, 2002, the Board of Trustees declared a cash dividend of $.038 per share from undistributed investment income-net, payable on November 1, 2002 (ex-dividend date) , to shareholders of record as of the close of business on October 31, 2002.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $174,653 and unrealized depreciation $17,867.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2002 was as follows: ordinary income $44,813.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,711 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Other Transactions With Affiliates:

Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $2,510 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2002, amounted to $32,913,354 and $25,898,964, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

At October 31, 2002, the cost of investments for federal income tax purposes was $8,643,297; accordingly, accumulated net unrealized depreciation on investments was $17,867, consisting of $30,080 gross unrealized appreciation and $47,947 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees  Dreyfus Mortgage Shares

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Mortgage Shares (one of the series comprising Dreyfus Fixed Income Securities), as of October 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from June 6, 2002 (commencement of operations) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mortgage Shares at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 6, 2002 to October 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernst & Young LLP

New York, New York
December 13, 2002

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (69)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-Present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999 - September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Lucy Wilson Benson (75)

Board Member (2002)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980 - present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps, Director

* Citizens Network for Foreign Affairs, Vice Chairman

* Council of Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE  MAY 2002.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board Member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MAY 2002.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MAY 2002.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MAY 2002.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE  MAY 2002.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MAY 2002.

     Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE MAY 2002.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old, and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                    For More Information


                        Dreyfus  Mortgage Shares
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your Dreyfus Service
Corporation representative or
1-877-460-5620

BY MAIL  Write to:
Dreyfus Separate Accounts
Dreyfus Service Corporation
200 Park Avenue
10th floor
New York, NY 10166

(c) 2002 Dreyfus Service Corporation                                  754AR1002